Exhibit 24


                                POWER OF ATTORNEY


           Each person whose signature appears below designates and appoints WILLIAM W. SHERERTZ, MICHAEL D. MULHOLLAND and JAMES D. MILLER, and each of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Barrett Business Services, Inc., a Maryland corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 400,000 shares of common stock of Barrett Business Services, Inc., and options and other awards relating thereto to be issued pursuant to the Barrett Business Services, Inc., 2003 Stock Incentive Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

           IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 30th day of May, 2003.


Signature                           Title


/s/William W. Sherertz              President and Chief Executive Officer
----------------------              and Director
William W. Sherertz

/s/Michael D. Mulholland            Vice President-Finance and Secretary
------------------------
Michael D. Mulholland

/s/James D. Miller                  Controller and Assistant Secretary
------------------
James D. Miller

/s/Fores J. Beaudry                 Director
-------------------
Fores J. Beaudry

/s/Thomas J. Carley                 Director
-------------------
Thomas J. Carley

/s/James B. Hicks, Ph.D.            Director
------------------------
James B. Hicks, Ph.D.

/s/Anthony Meeker                   Director
-----------------
Anthony Meeker

-----------------                   Director
Nancy B. Sherertz